GOODWILL	12 Months Ended
Feb. 28, 2026
GOODWILL.
GOODWILL

8.           GOODWILL

Changes in the carrying amount of goodwill for the years ended February 28, 2025 and 2026 consisted of the following:

	As of	As of
	February 28,	February 28,
	2025	2026
Beginning balance	$157	$155
Addition (Note3)	—	45,545
Impairment loss	—	(164)
Disposal and write-off	—	—
Foreign exchange difference	(2)	9

Goodwill, net	$155	$45,545

In the annual goodwill impairment assessment, the Group concluded that the carrying amounts of certain reporting units exceeded their respective fair values and recorded impairment losses of nil, nil and $164 for the years ended February 29, 2024, February 28, 2025 and 2026, respectively. The fair value of the reporting units was determined by the Group with the assistance of independent valuation appraisers using the income-based valuation methodology.